Summary Prospectus Supplement

June 18, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated June 18, 2018 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated June 12, 2018

Core Plus Fixed Income Portfolio (Class IS)

High Yield Portfolio (Class IR)

The following is hereby added as the third paragraph of the section of each Summary Prospectus entitled "Principal Investment Strategies":

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Please retain this supplement for future reference.

  IFTESGIRISSUMPSPT 6/18